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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported)   July 26, 1999

               ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 1999 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-Through Certificates Series 1999-5)


                          ABN AMRO Mortgage Corporation
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           333-57027                                  363886007
--------------------------------       -----------------------------------------
  (Commission File Number)                (I.R.S. Employer Identification No.)



         181 West Madison Street
         Chicago, Illinois                             60602
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         (Address of Principal Executive Offices)         (Zip Code)
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                                  248-643-2530
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        Description of the Certificates and the Mortgage Pool.

        On July 27,1999, a single series of certificates, entitled ABN AMRO
Mortgage Corporation, Mortgage Pass-Through Certificates, Series 1999-5 (the
"Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the
"Pooling and Servicing Agreement") attached hereto as Exhibit 4.1 dated as of July 1, 1999, among ABN AMRO Mortgage Corporation as depositor (the
"Depositor"), LaSalle Home Mortgage Corporation as servicer and Chase Bank of
Texas, National Association as trustee. The Certificates consist of nineteen classes identified as the "Class A-1 Certificates", the "Class A-2
Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the
"Class A-5 Certificates", the "Class A-6 Certificates", the "Class A-7
Certificates", the "Class A-8 Certificates", the "Class A-9 Certificates", the
"Class A-10 Certificates", the "Class A-P Certificates", the "Class A-X
Certificates", the "Class M Certificates", the "Class B-1 Certificates", the
"Class B-2 Certificates", the "Class B-3 Certificates", the "Class B-4
Certificates", the "Class B-5 Certificates" and the "Class R Certificate", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one-to-four unit residential first mortgage loans (the "Mortgage Loans"), having as of the close of business on July 1, 1999 (the "Cut-off Date"), an aggregate principal balance of approximately $310,855,850 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from ABN AMRO Mortgage Group, Inc. ("AAMGI") pursuant to a
Mortgage Loan Purchase Agreement (the "Mortgage Loan Purchase Agreement") dated
July 25, 1999, attached hereto as Exhibit 4.2, between AAMGI as seller and the Depositor as purchaser. The Class A-1, Class A-2, Class A-3, Class A-4, Class
A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-P, Class
A-X, Class M, Class B-1, Class B-2 and Class R Certificates were publicly offered, as described in a Prospectus, dated July 26, 1998, and a Prospectus
Supplement, dated July 26, 1999, pursuant to an Underwriting Agreement (the
"Underwriting Agreement") dated December 22, 1998, attached hereto as Exhibit
1.1, among the Depositor, Standard Federal Bancorporation, Inc. ("Standard
Federal Bancorporation"), Bear, Stearns & Co. Inc. ("Bear Stearns") and ABN AMRO
Incorporated ("AAI") (Bear Stearns and AAI being referred to herein, collectively, as the "Underwriters") and the Terms Agreement (the "Terms
Agreement") dated July 26, 1999, attached hereto as Exhibit 1.2, among the Depositor, Standard Federal Bancorporation and the Underwriters. The Depositor sold the Class B-3, Class B-4 and Class B-5 Certificates to Bear Stearns as initial purchaser (in such capacity, the "Initial Purchaser") pursuant to a purchase agreement dated July 26, 1999 among the Depositor, Standard Federal
Bancorporation and the Initial Purchaser.

        Each Class of Certificates will have an initial certificate principal balance ("Certificate Principal Balance"). The Class A-1 Certificates have an initial Certificate Principal Balance of $60,514,000. The Class A-2 Certificates have an initial Certificate Principal Balance of $30,000,000. The Class A-3
Certificates have an initial Certificate Principal Balance of $475,000. The
Class A-4 Certificates have an initial Certificate Principal Balance of
$11,500,000. The Class A-5 Certificates have an initial Certificate Principal
Balance of $1,344,755. The Class A-6 Certificates have an initial Certificate
Principal Balance of $79,131,433. The Class A-7 Certificates have an initial
Certificate Principal Balance of $26,377,144. The Class A-8 Certificates have an initial Certificate Principal Balance of $24,339,323. The Class A-9 Certificates have an initial Certificate Principal Balance of $31,085,699. The Class A-10
Certificates have an initial Certificate Principal Balance of $31,085,585. The
Class A-P initial Certificate Principal Balance $3,136,144. The Class A-X
Certificates have an initial Certificate Principal Balance of $7,685,750. The
Class M Certificates have an initial Certificate Principal Balance of
$6,994,300. The Class B-1 Certificates have an initial Certificate Principal
Balance of $2,486,800. The Class B-2 Certificates have an initial Certificate
Principal Balance of $1,243,400. The Class B-3 Certificates have an initial
Certificate Principal Balance of $1,088,000. The Class B-4 Certificates have an initial Certificate Principal Balance of $621,700. The Class B-5 Certificates have an initial Certificate Principal Balance of $777,222. The Class R
Certificate has an initial Certificate Principal Balance of $100.

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Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits



EXHIBIT
  NO.             DOCUMENT DESCRIPTION
-------           --------------------
1.1               Underwriting Agreement, dated as of December 22, 1998, among
                  ABN AMRO Mortgage Corporation, Standard Federal
                  Bancorporation, Inc., ABN AMRO Incorporated and Bear, Stearns
                  & Co. Inc.

1.2               Terms Agreement, dated July 26, 1999, among ABN AMRO Mortgage
                  Corporation, Standard Federal Bancorporation, Inc., ABN AMRO
                  Incorporated and Bear, Stearns & Co. Inc.

4.1 Pooling and Servicing Agreement, dated as of July 1, 1999, among ABN AMRO Mortgage Corporation as depositor, LaSalle Home
                  Mortgage Corporation as servicer, and Chase Bank of Texas,
                  National Association as trustee.

4.2 Mortgage Loan Purchase Agreement, dated as of July 27, 1999, between ABN AMRO Mortgage Group, Inc. and ABN AMRO Mortgage
                  Corporation as purchaser.

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                                       -3-









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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ABN AMRO MORTGAGE CORPORATION

                                       (Registrant)



Dated: August 10, 1999            By: /s/ Maria Fregosi
                                      ------------------------------------------
                                      Name:     Maria Fregosi
                                      Title:    Vice-President










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                                INDEX TO EXHIBITS

EXHIBIT
  NO.             DOCUMENT DESCRIPTION
-------           --------------------
1.1               Underwriting Agreement, dated as of December 22, 1998, among
                  ABN AMRO Mortgage Corporation, Standard Federal
                  Bancorporation, Inc., ABN AMRO Incorporated and Bear, Stearns
                  & Co. Inc. (Incorporated by reference to Exhibit 1.1 to ABN AMRO
                  Mortgage Corporation's 8-K filed January 5, 1999 with respect to the ABN AMRO Mortgage Pass-Through Certificates Series 1998-5.)

1.2               Terms Agreement, dated July 26, 1999, among ABN AMRO Mortgage
                  Corporation, Standard Federal Bancorporation, Inc., ABN AMRO
                  Incorporated and Bear, Stearns & Co. Inc.

4.1 Pooling and Servicing Agreement, dated as of July 1, 1999, among ABN AMRO Mortgage Corporation as depositor, LaSalle Home
                  Mortgage Corporation as servicer, and Chase Bank of Texas,
                  National Association as trustee.

4.2 Mortgage Loan Purchase Agreement, dated as of July 27, 1999, between ABN AMRO Mortgage Group, Inc. and ABN AMRO Mortgage
                  Corporation as purchaser.

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                            STATEMENT OF DIFFERENCES
                            ------------------------

The section symbol shall be expressed as .............................. 'SS'
The dagger symbol shall be expressed as ............................... 'D'